Exhibit 99.1

Cytek Biosciences Reports Third Quarter 2022 Financial Results

Third quarter revenue grew 18% compared to prior year quarter

Improved gross margins, net income, and adjusted EBITDA over prior year quarter

FREMONT, Calif., November 9, 2022 (GLOBE NEWSWIRE) — Cytek® Biosciences, Inc. (“Cytek Biosciences” or “Cytek”) (Nasdaq: CTKB) today reported financial results for the third quarter ended September 30, 2022.

Recent Highlights

•	Total revenue was $40.5 million for the third quarter, representing an 18% increase over the corresponding quarter of 2021

•	Achieved a gross profit margin of 66.4% and adjusted gross profit margin of 68.4% for the third quarter, up from 61.9% and 63.5% in the prior year, respectively

•	Net income was $1.6 million for the third quarter, with adjusted EBITDA of $7.3 million

•	Expanded the installed base to 1,501 instruments, with 142 instrument placements during the third quarter

•	Continued to contribute to scientific advancements with 112 peer-reviewed publications referencing Cytek during the third quarter

•	Appointed Chris Williams as Chief Operating Officer

“Our results this quarter demonstrate the success of our efforts to operate our business efficiently and effectively in a challenging macro environment,” said Dr. Wenbin Jiang, CEO of Cytek Biosciences. “We achieved continued improvement across gross margins, net income, and adjusted EBITDA, all while further growing our sales across the globe, diversifying our revenue base, and executing on our broader strategy. Although macro factors continue to impact the broader industry, I am proud of our team’s achievements and demonstrated ability to adapt to the evolving environment, and am confident for the remainder of 2022 and beyond.”

Third Quarter 2022 Financial Results

Total revenue for the third quarter of 2022 was $40.5 million, an 18% increase over the third quarter of 2021, with continued demand across the full portfolio of Cytek’s offerings. During the third quarter, total revenue was adversely affected by the timing of certain sales, as well as foreign currency headwinds given the continued strengthening of the US Dollar.

Gross profit was $26.9 million for the third quarter of 2022, an increase of 26% compared to a gross profit of $21.3 million in the third quarter of 2021. Gross profit margin was 66.4% in the third quarter of 2022 compared to 61.9% in the third quarter of 2021. Adjusted gross profit margin in the third quarter of 2022 was 68.4% compared to 63.5% in the third quarter of 2021, after adjusting for stock-based compensation expense and amortization of acquisition-related intangibles.

Operating expenses were $25.5 million for the third quarter of 2022, a 39% increase from $18.4 million in the third quarter of 2021. The increase was primarily due to expenses to support continued growth of the business, including further investments in sales and marketing, R&D, and costs related to operating as a public company.

Income from operations in the third quarter of 2022 was $1.4 million compared to $2.9 million in the third quarter of 2021. Net income in the third quarter of 2022 was $1.6 million compared to $1.4 million in the third quarter of 2021.

Adjusted EBITDA in the third quarter of 2022 was $7.3 million compared to $5.5 million in the third quarter of 2021, after adjusting for stock-based compensation expense and foreign currency exchange impacts.

2022 Outlook

Cytek Biosciences continues to expect full year 2022 revenue to be closer to the high end of the range of $160 million to $168 million.

Webcast Information

Cytek will host a conference call to discuss the third quarter 2022 financial results on Wednesday, November 9, 2022, at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP™) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s FSP platform includes its core instruments, the Aurora and Northern Lights™ systems; its cell sorter, the Aurora CS; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Other than Cytek’s Northern Lights CLC system and certain reagents for use therewith, which are available for clinical use in countries where the regulatory approval has been obtained from the local regulatory authorities, including China and the European Union, Cytek’s products are for research use only and not for use in diagnostic procedures. Please contact your local sales representatives for the status of local regulatory approval.

Cytek, Full Spectrum Profiling, FSP and Northern Lights are trademarks or registered trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and corporate Twitter account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and Twitter account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Statement Regarding Use of Non-GAAP Financial Information

Cytek has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three-month periods ended September 30, 2022 and September 30, 2021. Management believes that non-GAAP financial measures, including “Adjusted gross profit margin” and “Adjusted EBITDA” referenced above, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding Cytek Biosciences’ expectations for and confidence relating to the remainder of 2022 and beyond and its expectations that full year 2022 revenue will be closer to the high end of the range of $160 million to $168 million. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to global economic and market conditions; the continued impacts of COVID-19; Cytek Biosciences’ dependence on certain sole and single source suppliers; competition; market acceptance of Cytek Biosciences’ current and potential products; Cytek Biosciences’ ability to manage the growth and complexity of its organization; Cytek Biosciences’ ability to maintain, protect and enhance its intellectual property; and Cytek Biosciences’ ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in Cytek Biosciences’ Quarterly Report on Form 10-Q filed with the SEC on August 10, 2022, Cytek Biosciences’ Quarterly Report on Form 10-Q to be filed with the SEC and other filings Cytek Biosciences makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek Biosciences’ forward-looking statements. Although Cytek Biosciences believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to Cytek Biosciences as of the date hereof, and Cytek Biosciences disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek Biosciences’ views as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Relations Contact:

Paul D. Goodson

Head of Investor Relations

pgoodson@cytekbio.com

Cytek Biosciences, Inc.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

	Three months ended		Nine months ended
(In thousands, except share and per share data)	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenue, net:
Product	$36,389	$32,191	$104,963	$83,567
Service	4,088	2,185	10,737	5,489

Total revenue, net	40,477	34,376	115,700	89,056

Cost of sales:
Product	10,606	10,024	34,153	25,264
Service	3,009	3,075	9,947	8,284

Total cost of sales	13,615	13,099	44,100	33,548

Gross profit	26,862	21,277	71,600	55,508
Operating expenses:
Research and development	8,650	6,078	25,111	17,366
Sales and marketing	8,810	6,553	24,201	16,406
General and administrative	8,042	5,749	24,176	13,896

Total operating expenses	25,502	18,380	73,488	47,668

Income (loss) from operations	1,360	2,897	(1,888)	7,840
Other income (expense):
Interest expense	(649)	(441)	(1,886)	(1,249)
Interest income	1,584	12	1,993	31
Other expense, net	(445)	(393)	(1,073)	(1,128)

Total other expense, net	490	(822)	(966)	(2,346)

Income (loss) before income taxes	1,850	2,075	(2,854)	5,494
Provision for (benefit from) income taxes	224	655	(1,620)	1,302

Net income (loss)	$1,626	$1,420	$(1,234)	$4,192

Less: net loss allocated to noncontrolling interests	40	—	281	—
Less: net income allocated to participating securities	—	(1,074)	—	(4,192)

Net income (loss) attributable to common stockholders, basic and diluted	$1,666	$346	$(953)	$—

Net income (loss) attributable to common stockholders per share, basic	$0.01	$—	$(0.01)	$—

Net income (loss) attributable to common stockholders per share, diluted	$0.01	$—	$(0.01)	$—

Weighted-average shares used in calculating net income (loss) per share, basic	134,711,701	108,322,433	134,342,059	57,534,080

Weighted-average shares used in calculating net income per share, diluted	138,709,335	113,637,377	134,342,059	62,095,275

Comprehensive income (loss):
Net income (loss)	$1,626	$1,420	$(1,234)	$4,192
Foreign currency translation adjustment, net of tax	(758)	34	(1,427)	505

Net comprehensive income (loss)	$868	$1,454	$(2,661)	$4,697

Cytek Biosciences, Inc.

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share and per share data)	September 30, 2022	December 31, 2021
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$341,523	$364,618
Trade accounts receivable, net	39,636	29,760
Inventories	49,369	32,171
Prepaid expenses and other current assets	13,331	5,184

Total current assets	443,859	431,733
Deferred income tax assets, noncurrent	13,988	9,173
Property and equipment, net	7,844	5,851
Operating lease right-of-use assets	14,416	—
Goodwill	10,144	10,144
Intangible assets, net	4,485	4,739
Other noncurrent assets	4,559	1,665

Total assets	$499,295	$463,305

Liabilities, redeemable convertible preferred stock and stockholders’ equity
Current liabilities:
Trade accounts payable	$5,640	$3,034
Legal settlement liability, current	2,175	1,463
Accrued expenses	16,637	15,251
Other current liabilities	4,949	6,352
Deferred revenue, current	12,093	7,081

Total current liabilities	41,494	33,181
Legal settlement liability, noncurrent	15,122	13,745
Deferred revenue, noncurrent	10,407	9,790
Operating lease liability, noncurrent	14,326	—
Other noncurrent liabilities	1,437	1,204

Total liabilities	$82,786	$57,920

Commitments and contingencies
Redeemable convertible preferred stock, $0.001 par value; 10,000,000 shares authorized, zero issued and outstanding as of September 30, 2022 and December 31, 2021; aggregate liquidation preference of zero as of September 30, 2022 and December 31, 2021.	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 1,000,000,000 authorized shares as of September 30, 2022 and December 31, 2021, respectively; 134,849,139 and 133,749,663 issued and outstanding shares as of September 30, 2022 and December 31, 2021, respectively.	135	126
Additional paid-in capital	437,401	423,625
Accumulated deficit	(20,559)	(19,606)
Accumulated other comprehensive (loss) income	(530)	897
Noncontrolling interest in consolidated subsidiary	62	343

Total stockholders’ equity	$416,509	$405,385

Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$499,295	$463,305

Cytek Biosciences, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Three Month Ended September 30,
(In thousands, except per share amounts)	2022	2021
GAAP gross profit	$26,862	$21,277
Stock-based compensation	759	559
Amortization of acquisition-related intangible assets	64	—

Non-GAAP gross profit	$27,685	$21,836

Non-GAAP gross profit %	68.4%	63.5%
GAAP operating expenses	$25,502	$18,380
Stock-based compensation	(3,600)	(1,896)
Amortization of acquisition-related intangible assets	(122)	—

Non-GAAP operating expenses	$21,780	$16,484

GAAP income from operations	$1,360	$2,897
Stock-based compensation	4,359	2,455
Amortization of acquisition-related intangible assets	187	—

Non-GAAP income from operations	$5,906	$5,352

GAAP net income	$1,626	$1,420
Stock-based compensation	4,359	2,455
Amortization of acquisition-related intangible assets	187	—
Tax effect of items excluded from non-GAAP results	(23)	—

Non-GAAP net income	$6,149	$3,875

GAAP net income attributable to common stockholders	$1,666	$346
Stock-based compensation	4,359	2,455
Amortization of acquisition-related intangible assets	187	—
Tax effect of items excluded from non-GAAP results	(23)	—

Non-GAAP net income attributable to common stockholders	$6,189	$2,801

GAAP net income per share to common stockholders, diluted	$0.01	$—
Stock-based compensation per share	0.031	0.02
Amortization of acquisition-related intangible assets	0.001	—
Tax effect of items excluded from non-GAAP results	(0.000)	—

Non-GAAP net income per share to common stockholders, diluted	$0.04	$0.02

Average shares outstanding for calculation of non-GAAP net income per share, diluted	138,709,335	113,637,377
GAAP Net Income	$1,626	$1,420
Depreciation and Amortization	1,452	194
Provision for Income Taxes	224	655
Interest Income	(1,584)	(12)
Interest Expense	649	441
Foreign currency exchange loss, net	570	388
Stock-based compensation	4,359	2,455

Adjusted EBITDA	$7,296	$5,541